UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 18, 2005
Dex Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32249	14-1855759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

198 Inverness Drive West, Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)
(303) 784-2900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On November 18, 2005, Dex Media, Inc., a Delaware corporation (the “Company”), and R.H. Donnelley Corporation, a Delaware corporation (“RHD”), issued a joint press release announcing that the waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 have expired with respect to the merger of RHD and the Company, and that, accordingly, no further antitrust approvals are needed to consummate the transaction. A copy of such joint press release is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.	Description
99.1	Press release dated November 18, 2005 entitled “R.H. Donnelley and Dex Media Announce Expiration of Antitrust Waiting Periods.”

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEX MEDIA, INC.

Date: November 18, 2005
	By:	/s/ FRANK M. EICHLER

	Name:	Frank M. Eichler
	Title:	Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated November 18, 2005 entitled “R.H. Donnelley and Dex Media Announce Expiration of Antitrust Waiting Periods.”

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